UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the
☑	Definitive Proxy Statement		Commission Only
☐	Definitive Additional Materials Soliciting Material Pursuant		(as permitted by Rule 14a-6(e)(2))
☐	to Rule 14a-12
OPPENHEIMER HOLDINGS INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐    Fee paid previously with preliminary materials:
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.
1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Oppenheimer Holdings Inc.
Notice of Meeting and Management Proxy Circular
2006

OPPENHEIMER HOLDINGS INC.
P.O. Box 2015, Suite 1110
20 Eglinton Avenue West
Toronto, Ontario
M4R 1K8
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OPPENHEIMER HOLDINGS INC. (the “Corporation”) will be held at The Toronto Board of Trade Downtown Centre, 4th Floor, 1 First Canadian Place, 77 Adelaide St. West, Toronto, Ontario on May 15, 2006, at the hour of 4:30 p.m. (Toronto time) for the following purposes:

1.	To receive the 2005 Annual Report including the consolidated financial statements of the Corporation for the year ended December 31, 2005, together with the Auditors’ Report thereon;

2.	To elect Directors;

3.	To appoint PricewaterhouseCoopers LLP as auditors of the Corporation and authorize the Directors to fix their remuneration; and

4.	To transact such other business as is proper to such meeting or any adjournment thereof.
      Holders of Class A non-voting shares of the Corporation are entitled to attend and speak at the Annual Meeting of Shareholders. Holders of Class A non-voting shares are not entitled to vote with respect to the matters referred to above.
      Holders of Class B voting shares who are unable to attend the meeting in person are required to date, sign and return the enclosed form of proxy for use by holders of Class B voting shares. Reference is made to the accompanying Management Proxy Circular for details of the matters to be acted upon at the meeting and with respect to the respective voting rights of the holders of the Class A non-voting shares and the Class B voting shares.
DATED at Toronto, Ontario this 15th day of March, 2006.
(signed) A.W. OUGHTRED
Secretary

MANAGEMENT PROXY CIRCULAR

i

OPPENHEIMER HOLDINGS INC.
MANAGEMENT PROXY CIRCULAR
(Note: All dollar amounts expressed herein are U.S. dollars unless otherwise indicated)
SOLICITATION OF PROXIES
      This Management Proxy Circular (the “Circular”) is forwarded to holders of Class B voting shares (the “Class B Shares”) and Class A non-voting shares (the “Class A Shares”) of Oppenheimer Holdings Inc. (the “Corporation”) in connection with the solicitation of proxies by the management of the Corporation from the holders of the Class B Shares (the “Class B Shareholders”)for use at the Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held on May 15, 2006, at the hour of 4:30 p.m. (Toronto time) at The Toronto Board of Trade Downtown Centre, 4th Floor, 1 First Canadian Place, 77 Adelaide St. West, Toronto, Ontario and at any adjournments thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders (the “Notice of Meeting”) which accompanies this Circular. This Circular is dated March 15, 2006, and is first being mailed to Shareholders on or about March 28, 2006.
      The record date for the determination of shareholders entitled to receive notice of the meeting is March 24, 2006. In accordance with the provisions of the Canada Corporations Act the Corporation will prepare a list of holders of the Class B Shareholders as of the record date. Class B Shareholders named in the list will be entitled to vote the Class B Shares on all matters to be voted on at the Meeting except to the extent that (a) the Class B Shareholder has transferred any of the shareholder’s Class B Shares after the record date and (b) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that the transferee owns such shares and demands, not later than immediately before a vote on any matter, that the transferee’s name be included in the list, in which case the transferee of the Class B Shares will be entitled to vote such shares at the Meeting. Holders of Class A Shares (the “Class A Shareholders”) will not be entitled to vote on the matters to be voted on at the Meeting.
      It is planned that the solicitation will be initially by mail, but proxies may also be solicited by employees of the Corporation. The cost of such solicitation will be borne by the Corporation.
      No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Corporation. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this Circular. Except as otherwise stated, the information contained in this Circular is given as of March 15, 2006.
      The Corporation has distributed copies of its Annual Report for the year ended December 31, 2005, the Notice of the Meeting, this Circular, and, in the case of Class B shareholders, a form of proxy for use by the Class B Shareholders, to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to non-registered shareholders of the Corporation whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered shareholders. The solicitation of proxies from non-registered Class B Shareholders will be carried out by the intermediaries, or by the Corporation if the names and addresses of Class B Shareholders are provided by the intermediaries. The cost of such solicitation will be borne by the Corporation. Non-registered Class B Shareholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Shareholders will either: (a) be provided with a proxy executed by the intermediary, as the registered shareholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to the Corporation’s transfer agent; or (b) be provided with a request for voting instructions by the intermediary, as the registered shareholder, then the intermediary must send to the Corporation’s transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.
CLASS A SHARES AND CLASS B SHARES
      The Corporation has authorized and issued Class A Shares and Class B Shares which are equal in all respects except that Class A Shareholders, as such, are not entitled to vote at meetings of shareholders of the Corporation unless entitled to vote by law, pursuant to the Corporation’s articles or as may be required by regulatory authorities. Class A Shareholders are not entitled to vote the Class A Shares owned or controlled by them on the matters identified in the Notice of Meeting to be voted on.
      Generally, Class A Shareholders are entitled to receive notices of all meetings of shareholders of the Corporation and to attend and speak at such meetings. In addition to notices of shareholders’ meetings, Class A Shareholders are entitled to receive all informational documentation sent to the Class B Shareholders of the Corporation.
      Class B Shareholders are entitled to one vote for each Class B Share held at all meetings of shareholders except meetings at which only the holders of a specified class of shares other than the Class B Shares are entitled to vote.
      In the event of either a “take-over bid” or an “issuer bid” (as those terms are defined in the Securities Act of Ontario) being made for the Class B Shares and no corresponding offer being made to purchase Class A Shares, the Class A Shareholders would have no right under the articles of the Corporation or under any applicable statute to require that a similar offer be made to them to purchase their Class A Shares.
APPOINTMENT AND REVOCATION OF PROXIES
      The persons named in the enclosed form of proxy (the “Management Nominees”) are directors and officers of the Corporation.
      Class B Shareholders have the right to appoint persons, other than the Management Nominees, who need not be a shareholder to represent them at the Meeting. To exercise this right, the Class B Shareholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this Circular or may submit another form of proxy.
      Class B Shares represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the shareholder has directed otherwise, (i) for the election of Directors (item 2 in the Notice of Meeting), and (ii) for the appointment of auditors and authorizing the directors to fix the remuneration of the auditors (item 3 in the Notice of Meeting).
      It is not intended to use the proxies hereby solicited for the purpose of voting upon the consolidated financial statements of the Corporation for the year ended December 31, 2005, or the report of the auditors thereon.
      Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before such Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to the management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.
      A Class B Shareholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Shareholder or by the Class B Shareholder’s attorney authorized in writing either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law. A Class B Shareholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to the Chairman of the Meeting.

      A Class B Shareholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to the Secretary of the Corporation at the registered office of the Corporation prior to the commencement of the Meeting.
PARTICULARS OF MATTERS TO BE ACTED UPON

1.	2005 ANNUAL REPORT TO SHAREHOLDERS
      The Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2005, are included in the Annual Report, which has been mailed to shareholders with this Circular.

2.	ELECTION OF DIRECTORS
      The nominees proposed for election as directors, which were nominated by the Nominating and Corporate Governance Committee to the Board of Directors, are listed below under the heading “Directors and Executive Officers”. The number of Directors to be elected at the meeting is seven.

3.	APPOINTMENT OF AUDITORS
      Management proposes that PricewaterhouseCoopers LLP be reappointed as the independent auditors of the Corporation. Information with respect to the appointment of auditors appears below under the heading “Principal Accounting Fees and Services”.
      Mr. A.G. Lowenthal and Mrs. Olga Roberts have advised the Corporation that they intend to vote all of the Class B Shares owned and controlled by them for the matters referred to in the Notice of Meeting to be voted on at the Meeting.
DIRECTORS AND EXECUTIVE OFFICERS
      The Board of Directors of the Corporation currently consists of seven directors to be elected annually. The term of office for each director is from the date of the meeting at which the director is elected until the close of the next annual meeting of shareholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the by-laws of the Corporation.
      Pursuant to a Stakeholders Agreement dated December 9, 2002 between the Corporation, Canadian Imperial Bank of Commerce (“CIBC”) and others, CIBC has the right to have two of its designees nominated for election to the Corporation’s Board at the Meeting. CIBC has informed the Corporation that it does not wish to exercise this right at the Meeting.
      The Nominating/ Corporate Governance Committee of the Board (the “Committee”) has recommended and the directors have determined that seven directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion. The following sets out information with respect to the proposed nominees for election as directors as recommended by the Committee, in accordance with the Nominating/ Corporate Governance Committee Charter (available at www.opco.com). The Committee has reported that it is satisfied that each of the nominees (who has served on the Board for the period indicated below) is fully able and fully committed to serve the best interests of the Corporation’s shareholders. The election of the directors nominated requires the affirmative vote of a simple majority of the Class B shares voted at the meeting.

			Positions and Offices		Year
	Province/State,		held with	Occupation for	Became
Name	Country of Residence	Age	the Corporation	Previous 5 years	Director

J.L. Bitove	Florida, USA	78	Director	Retired Executive	1980
R. Crystal	New York, USA	65	Director	Partner, Brown Raysman Millstein Felder & Steiner LLP (law firm)	1992

			Positions and Offices		Year
	Province/State,		held with	Occupation for	Became
Name	Country of Residence	Age	the Corporation	Previous 5 years	Director

A.G. Lowenthal	New York, USA	60	Chairman of the Board and Chief Executive Officer and Director	Chairman of the Board and Chief Executive Officer of the Corporation and Oppenheimer	1985
K.W. McArthur	Ontario, Canada	70	Lead Director	President and Chief Executive Officer, Shurway Capital Corporation (private investment company)	1996
A.W. Oughtred	Ontario, Canada	63	Secretary and Director	Partner, Borden Ladner Gervais LLP (law firm)	1979
E.K. Roberts	Ontario, Canada	54	President, Treasurer and Director	President and Treasurer of the Corporation	1977
B. Winberg	Ontario, Canada	81	Director	President, Rockport Holdings Limited (real estate development)	1979
NOTES:

1.	There is no Executive Committee of the Board of Directors. Messrs. J.L. Bitove, K.W. McArthur and B. Winberg are members of the Audit Committee. Messrs. J.L. Bitove, K.W. McArthur, B. Winberg and R. Crystal are members of the Nominating/ Corporate Governance Committee. Messrs. J.L. Bitove and B. Winberg are members of the Compensation and Stock Option Committee.

2.	A.W. Oughtred is a director of CI Financial Inc., the shares of which are listed on the Toronto Stock Exchange.

3.	During 2005 15 meetings of the board were held of which all of the Directors were present at nine, six Directors at four and five Directors at two meetings. Each of the Directors attended at least 75% of the Board and Committee meetings held in 2005.

4.	The Corporation expects all of the Directors to attend meetings of shareholders. All of the Directors attended the Annual and Special Meeting of Shareholders held on May 9, 2005.
Directors’ and Officers’ Insurance
      The Corporation carries liability insurance for its directors and officers and the directors and officers of its subsidiaries. Between November 30, 2004 and November 30, 2005, the Corporation’s aggregate insurance coverage was $20 million with a $2.5 million deductible at an aggregate annual premium of $591,000. This coverage was renewed for a further year effective November 30, 2005 at an aggregate annual premium of $624,000.
      Under the by-laws of the Corporation, the Corporation is obligated to indemnify the directors and officers of the Corporation and its subsidiaries to the maximum extent permitted by the Canada Business Corporations Act. The Corporation has entered into indemnity agreements with each of its directors providing for such indemnities.
Directors Compensation
      In the year ending December 31, 2005, the Corporation paid directors’ fees as follows:

Annual Retainer Fee	—	$15,000 to March 31, 2005 and $17,500 since April 1, 2005
Board and Committee Meeting Fees	—	$1,500 per meeting attended in person
	—	$500 per meeting attended by telephone
Committee Chairs	—	$5,000 per year
Lead Director	—	$5,000 per year
Members of Audit Committee	—	$2,500 per year to March 31 2005 and
(other than chairman)		$5,000 per year since April 1, 2005
      In 2005, the directors were paid directors’ fees of $254,710 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not employees of the Corporation and its subsidiaries are also entitled to the automatic grant of stock options under the Corporation’s 1996 Equity Incentive Plan, as amended, pursuant to a formula set out in the Plan.

Audit Committee Financial Expert
      The Board of Directors has determined that the Audit Committee includes one financial expert and that Mr. K.W. McArthur, the financial expert, is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Mr. McArthur is a member of the Institute of Chartered Accountants of British Columbia.
EXECUTIVE COMPENSATION
      With respect to the year ended December 31, 2005, the Compensation and Stock Option Committee of the Board of Directors (the “Committee”) was responsible for making recommendations for approval by the Board of Directors with respect to the compensation of the Corporation’s executive officers. The members of the Committee are John L. Bitove and Burton Winberg, each of whom are independent directors of the Corporation and have no interlocking relationship with the Corporation or its subsidiaries.
Summary Compensation Table
      The following table sets forth total annual compensation paid or accrued by the Corporation to or for the account of the Corporation’s chief executive officer, chief financial officer and each of the three most highly paid executive officers of the Corporation and its subsidiaries, Oppenheimer & Co. Inc. (“Oppenheimer”) and Oppenheimer Asset Management Inc. (“OAM”), the Corporation’s principal operating subsidiaries, other than the chief executive officer and chief financial officer, whose total cash compensation for the fiscal year ended December 31, 2005 exceeded $100,000 (the “Named Executives”).

					Long-term
		Annual Compensation			Compensation

					Class A
					Shares
				Other Annual	Underlying	All Other
Name and Principal Occupation	Year	Salary	Bonus	Compensation (1)	Options	Compensation (2)

A.G. Lowenthal,	2005	$500,000	$1,700,000	$31,375	—	$3,300
Chairman, CEO, and	2004	$500,000	$207,568	$27,500	150,000	$2,525
Director of the Corporation;	2003	$500,000	$3,225,368	$22,000	150,000	$3,050
Chairman and CEO, and director of Oppenheimer
E.K. Roberts,	2005	$200,000	$205,000	$31,875	—	—
President, Treasurer	2004	$200,000	$175,000	$26,500	75,000	—
Chief Financial Officer and	2003	$200,000	$300,000	$22,500	10,000	—
Director of the Corporation Treasurer and a director of Oppenheimer
Robert Neuhoff,	2005	$260,000	$250,000	—	—	$3,300
Executive Vice	2004	$260,000	$200,000	—	50,000	$2,525
President of Oppenheimer	2003	$260,000	$250,000	—	25,000	$3,050
Robert Okin (3)	2005	$200,000	$848,500	—	—	$3,300
Executive Vice President	2004	$200,000	$780,000	—	25,000	$2,525
of Oppenheimer	2003	$190,256	$1,000,000	—	50,000	$3,050
Thomas Robinson (4),	2005	$200,000	$1,000,000	—	—	$3,300
President of OAM	2004	$200,000	$800,000	—	15,000	$2,525
	2003	$200,000	$1,000,000	—	10,000	$2,820

(1)	Includes Directors’ Fees.

(2)	This amount represents Corporation contributions to the Oppenheimer 401(k) Plan.

(3)	Mr. Okin joined Oppenheimer on January 3, 2003. In addition to the above compensation, on March 17, 2003 Mr. Okin was awarded 22,222 Class A Shares, which were issued on January 3, 2006 and priced at $22.50. The issuance of these conditionally-issued Class A Shares was confirmed by shareholders on May 12, 2003.

(4)	Mr. Robinson joined OAM on June 4, 2003.

OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 2005
      The Corporation did not grant any options to the Named Executives in 2005.
AGGREGATED OPTION EXERCISES AND YEAR-END VALUE TABLE
      The following table sets forth information with respect to options exercised during the year ended December 31, 2005 by the Named Executives and as to unexercised options held by them at December 31, 2005:

Number of securities
			Underlying unexercised	Value of unexercised
	Shares		Options/SARs	in-the-money Options/SARs
	Acquired	Value	at fiscal year end	at fiscal year end
Name	on exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

A.G. Lowenthal	—	—	37,500/262,500	0/0
T. Robinson	—	—	2,500/27,500	0/0
E.K. Roberts	—	—	2,500/82,500	0/0
R. Neuhoff	—	—	25,000/50,000	0/0
R. Okin	—	—	16,500/58,500	0/0
REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
      The following report of the Committee discusses generally the Committee’s executive compensation objectives and policies and their relationship to corporate performance in 2005. In addition, the report specifically discusses the Committee’s bases for compensation in 2005 of the Corporation’s Chief Executive Officer, as well as the other senior executive officers of the Corporation and Oppenheimer.
Objectives and Policies
      The Committee’s objective is to provide a competitive compensation program with appropriate incentives for superior performance, thereby providing a strong and direct link between corporate performance and compensation. Performance is defined in several ways, as more fully discussed below, each of which has relevance to the Corporation’s success in the short-term, long-term or both.
      The Corporation’s compensation program for senior executive officers consists of the following key elements: a base salary, an annual bonus, grants of stock options and, in the case of the Chief Executive Officer, the Performance-Based Compensation Agreement referred to below.
      In arriving at its recommendations concerning the specific components of the Corporation’s compensation program, the Committee considers certain public information about the compensation paid by a group of comparable public Canadian and U.S. broker-dealers and the relative performance of the Corporation as measured by net income levels and earnings per share, among other factors.
      The Committee believes that this approach best serves the interests of shareholders by enabling the Corporation to structure compensation in a way that meets the requirements of the highly competitive environment in which the Corporation operates, while ensuring that senior executive officers are compensated in a manner that advances both the short and long-term interests of shareholders.
      Compensation for the Corporation’s senior executive officers involves a significant component of remuneration which is contingent on the performance of both the Corporation and the senior executive officer: the discretionary annual bonus (which permits individual performance to be recognized on an annual basis, and which is based, in significant part, on an evaluation of the contribution made by the officer to corporate performance) and stock options (which directly relate a portion of compensation to stock price appreciation realized by the Corporation’s shareholders).
      Base Salary. Salaries paid to senior executive officers (other than the Chief Executive Officer) are reviewed annually by the Committee considering recommendations made by the Chief Executive Officer to the Committee, based upon the Chief Executive Officer’s assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in the Corporation’s industry. The Committee then makes recommendations to the Board with respect to base salaries.
      Annual Bonus. Bonuses paid to senior executive officers (other than the Chief Executive Officer) are reviewed annually by the Committee considering recommendations made by the Chief Executive Officer to the Committee, based upon the Chief Executive Officer’s assessment of the performance of the Corporation and his assessment of the contribution of each senior executive to that performance. The Committee then makes recommendations to the Board with respect to bonuses. Senior executive officers, including the Chief Executive Officer, of Oppenheimer have the right to elect to defer a portion of their annual bonus and performance-based compensation under Oppenheimer’s Executive Deferred Compensation Plan, a non-qualified unfunded plan.
      Stock Option Grants. Under the Corporation’s 1996 Equity Incentive Plan (the “Equity Incentive Plan”), senior executive officers and employees of the Corporation and its subsidiaries (other than the Chief Executive Officer) are granted stock options by the Committee based upon the recommendations of the Chief Executive Officer and based upon a variety of considerations, including the date of the last grant made to the officer or employee, as well as considerations relating to the contribution and performance of the specific optionee.
          Chief Executive Officer Compensation
      Mr. A.G. Lowenthal, the Chairman of the Board and the Chief Executive Officer of the Corporation and Oppenheimer, is paid a base salary set by the Committee, plus performance-based compensation under the Performance-Based Compensation Agreement referred to below and, at the discretion of the Committee, is eligible for bonuses and grants of stock options.
      On March 15, 2005, the Corporation and Mr. A.G. Lowenthal entered into an Amended and Restated Performance-Based Compensation Agreement (the “Performance-Based Compensation Agreement”) which replaced an earlier Performance-Based Compensation Agreement dated January 1, 2001 (the “2001 Agreement”) which was due to expire on December 31, 2005. The Performance-Based Compensation Agreement was approved by the shareholders of the Corporation at the annual and special meeting of shareholders held May 9, 2005. The purpose of the Performance-Based Compensation Agreement is to set the terms under which Mr. Lowenthal’s annual performance-based compensation is to be calculated during the term thereof.
      In March of 2005, the Committee established performance goals under the 2001 Agreement entitling Mr. Lowenthal to a Performance Award under the 2001 Agreement for the year 2005 of an aggregate of $2,584,398, determined by the application of a formula based on the following components: (i) the amount by which the closing price of one Class A Share at January 1, 2006, exceeded the closing price of one Class A Share as at December 31, 2003, multiplied by 200,000 shares; (ii) 5% of the amount by which the Corporation’s consolidated profit before income taxes for the year ended December 31, 2005 exceeded 10% of the amount of the Corporation’s restated consolidated shareholders’ equity as at December 31, 2004; (iii) 2.5% of pre tax profit up to $10,000,000, 4% of pre tax profit in excess of $10,000,000 up to $40,000,000, and 5% of pre tax profit over $40,000,000; and (iv) $500,000. In March of 2005, the Committee set Mr. Lowenthal’s base salary for 2005 at $500,000. Mr. Lowenthal advised the Committee that regardless of the Corporation’s satisfaction of the 2005 performance goals he would not accept the full amount of the bonus to which he would be entitled and the Committee agreed to reduce the amount of his bonus to $1,700,000.
          U.S. Internal Revenue Code Section 162(m)
      The Corporation is a Canadian taxpayer. However, because Oppenheimer is a U.S. taxpayer, most compensation issues are affected by the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Tax Code”).
      Section 162(m) of the U.S. Tax Code generally disallows a tax deduction to public corporations for annual compensation of over $1,000,000 paid to any of the Corporation’s chief executive officer and four other most highly paid executive officers (determined as of the end of each fiscal year) unless such compensation constitutes qualified performance-based compensation or otherwise qualifies for an exception.
      In order to qualify for exemptions under Section 162(m) in 2001, the 2001 Agreement was adopted and approved by the Class B Shareholders and in 2005 the Performance-Based Compensation Agreement was adopted and approved by the Class B Shareholders.

      To the extent consistent with the Corporation’s general compensation objectives, the Committee considers the potential effect of Section 162(m) on compensation paid to the executive officers of the Corporation and its subsidiaries. However, the Committee reserves the right to award and recommend the awarding of non-deductible compensation in any circumstances it deems appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Corporation’s efforts to qualify, that the compensation paid by the Corporation to its executive officers will in fact satisfy the requirements for the exemption from the Section 162(m) deduction limit.
          Members of the Compensation and Stock Option Committee
Burton Winberg — Chairman
John L. Bitove
Share Performance Graph
      The following graph shows changes over the past five year period of U.S. $100 invested in (1) the Company’s Class A Shares, (2) the Standard & Poors 500 Index, and (3) the Standard & Poors/ Toronto Stock Exchange Composite Index.

	2000	2001	2002	2003	2004	2005

Oppenheimer	100	119	106	142	107	84

S&P 500	100	87	67	84	92	95

S&P/TSX Composite	100	86	74	92	104	126

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The authorized capital of the Corporation includes 99,680 Class B Shares all of which are issued and outstanding and may be voted at the Meeting and an unlimited number of Class A shares of which 12,631,207 Class A shares were outstanding as at March 15, 2006.
      The following table sets forth certain information regarding the beneficial ownership of each class of shares of the Corporation as at March 15, 2006, with respect to (i) each person known by the Corporation to beneficially own, or exercise control or discretion over, more than 5% of any class of the Corporation’s shares, (ii) each of the Corporation’s directors, (iii) each of the Corporation’s executive officers named in the Summary Compensation Table set forth herein and (iv) the directors and executive officers as a group.
      For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of shares which such person or group has the right to acquire within 60 days after March 15, 2006. The percentage of shares deemed outstanding is based on 12,631,207 Class A Shares and 99,680 Class B Shares outstanding as of March 15, 2006. In addition, for purposes of computing the percentage of Class A Shares owned by each person, the percentage includes all Class A Shares issuable upon the exercise of outstanding options held by such persons within 60 days after March 15, 2006.
      There are no outstanding rights to acquire beneficial ownership of any Class B Shares.

	Class A Shares		Class B Shares

Name of Beneficial Owner	Shares	%	Shares	%

Private Capital Management, L.P.	3,210,574	25.4	—	—
AIC Limited	788,741	6.2	—	—
Olga Roberts (1)	324,955	2.6%	44,309	44.4%
Executive Officers and Directors
Albert G. Lowenthal (2)	2,859,834	22.6%	50,975	51.0%
J.L. Bitove (3)	69,330	*	20	*
R. Crystal (4)	4,950	*	—	—
K.W. McArthur (5)	49,000	*	—	—
R. Neuhoff (6)	67,807	*	—	—
R. Okin (7)	42,654	*	—	—
A.W. Oughtred (8)	22,250	*
E.K. Roberts (9)	202,344	1.6%	116	*
T. Robinson (10)	6,250	*	—	—
B. Winberg (11)	23,150	*	—	—
Executive Officers and Directors as a group (9 persons)	3,076,569	24.4%	51,011	51%

*	Less than 1%

(1)	With respect to the Class B Shares, Mrs. Roberts, who is the mother of Elaine Roberts, President of the Corporation, owns 100 Class B Shares directly and 44,209 Class B Shares indirectly through Elka Estates Limited, an Ontario corporation (“Elka”), which is wholly-owned by Mrs. Roberts. With respect to the Class A Shares, Mrs. Roberts owns 41,900 Class A Shares directly and 283,055 Class A Shares through Elka.

(2)	With respect to the Class A Shares, Mr. Lowenthal is the sole general partner of Phase II Financial L.P., a New York limited partnership (“Phase II L.P.”), which is the record holder of 2,734,430 Class A Shares. Mr. Lowenthal’s wife and children are the limited partners of Phase II Financial L.P. Mr. Lowenthal holds 11,538 Class A Shares through the Oppenheimer 401(k) plan, and 1,366 Class A Shares directly and 112,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive. With respect to the Class B Shares, Phase II, an Ontario corporation wholly-owned by Mr. Lowenthal, is the holder of record of all such shares.

(3)	Mr. Bitove holds 50,480 Class A Shares directly, 100 Class A Shares indirectly through JB’s Investments Inc. and 18,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(4)	Mr. Crystal owns 3,700 Class A Shares directly and 1,250 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(5)	Mr. McArthur owns 20,000 Class A Shares directly, 29,000 Class A Shares are held through Shurway Capital and 3,750 Class A Shares are beneficially owned in respect of Class A Shares issuable on the exercise of options under the Equity Incentive Plan.

(6)	Mr. Neuhoff owns 50,145 Class A Shares directly, 5,162 Class A Shares through the Oppenheimer 401(k) Plan and 18,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(7)	Mr. Okin owns 29,745 Class A Shares directly, 409 Class A Shares through the Oppenheimer 401(k) Plan and 12,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(8)	Mr. Oughtred owns 3,500 Class A Shares directly and 18,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan. Mr. Oughtred’s wife owns 1,300 Class A Shares directly.

(9)	Ms. Roberts owns 178,594 Class A Shares directly and 23,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(10)	Mr. Robinson owns 6,250 Class A Shares are beneficially in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(11)	Mr. Winberg owns 4,400 Class A Shares directly and 18,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the Equity Incentive Plan.

(12)	There are no arrangements, known to the Corporation, the operation of which may at a subsequent date result in a change of control of the Corporation.
SHARE COMPENSATION PLANS
Equity Incentive Plan
      Class A Shares authorized for issuance under the Equity Incentive Plan, as amended as at December 31, 2005 are as follows: All Class A Shares authorized under the Equity Incentive Plan have been approved by the shareholders of the Company.

Number of Class A		Number of Class A
Shares to be issued	Weighted average	Shares remaining
upon exercise of	exercise price of	available for future
outstanding options	outstanding options	issuance under the Plan

1,775,641	$27.04	772,914
      A description of the Equity Incentive Plan appears in Note 12 of the Corporation’s financial statements for the year ended December 31, 2005. The Corporation does not have any warrants or rights outstanding as at December 31, 2005.
Oppenheimer Employee Share Plan
      Class A Shares authorized for issuance under the Oppenheimer Employee Share Plan (the “ESP”) as at December 31, 2005 are as follows: All Class A Shares authorized for issue under the ESP have been approved by the shareholders of the Corporation.

Number of Class A		Number of Class A
Shares to be issued		Shares remaining
upon vesting of	Weighted average	available for future
grants	exercise price of grants	issuance

12,407	$19.59	737,593
Other Share-Based Compensation
      Class A Shares issued to certain employees of Oppenheimer as at December 31, 2005 were as follows: All such Class A Shares have been approved by the shareholders of the Corporation.

Number of securities		Number of securities
to be issued upon	Weighted average	remaining available for
vesting of grants	exercise price of grants	future issuance

31,110	$22.50	—
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file by specific dates with the Securities Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of equity securities of the Corporation. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file. The Corporation is required to report in this Circular any failure of its directors and executive officers and greater than ten percent shareholders to file by the relevant due date any of these reports during the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).
      To the Corporation’s knowledge, based solely on review of copies of such reports furnished to the Corporation during the fiscal year ended December 31, 2005 and representations made to the Corporation by such persons, all Section 16(a) filing requirements applicable to the Corporation’s officers, directors and greater than ten percent Shareholders were complied with.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Indebtedness of Directors and Executive Officers
      The following sets out information with respect to the aggregate indebtedness of directors and executive officers under securities purchase and other programs. At December 31, 2005 and since that date none of the directors and the executive officers of the Corporation were or have been indebted to the Corporation.

				Financially
		Largest	Amount	Assisted
		Amount	Outstanding as	Securities		Amount
	Involvement of	Outstanding	at March 15,	Purchases		Forgiven
	Company or	During 2005	2005	During 2005	Security for	During 2005
Name and Principal Position	Subsidiary	($)	($)	(#)	Indebtedness	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Securities Purchase Programs	—	—	—	—	—	—
Other Programs
A.G. Lowenthal	Oppenheimer Margin Account	$41,250	$6,214	—	Margined securities	—
R. Okin Executive Vice President of Oppenheimer	Oppenheimer Margin Account	$20,489	Nil	—	Margined securities	—
      During the year 2005 certain of the directors, executive officers and senior officers of the Company, Oppenheimer and OAM maintained margin accounts with Oppenheimer in connection with the purchase of securities (including securities of the Company) which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility.
Other Relationships and Transactions
      Robert Lowenthal, the son of A.G. Lowenthal, the Chairman of the Board and Chief Executive Officer of the Corporation, is the head of Information Technology for Oppenheimer. He received a salary, bonus and other perquisites aggregating $292,000 during fiscal 2005. In addition, on February 25, 2005, Robert Lowenthal was awarded options to purchase 5,000 Class A Shares at $23.31 per share under the Equity Incentive Plan. The Corporation is sponsoring Robert Lowenthal in the pursuit of an Executive MBA at Columbia University ($72,000 paid in 2005 is included in the total above).
      Andrew Crystal, brother of R. Crystal, a director of the Corporation, is an Oppenheimer financial advisor and is compensated on the same basis as other Oppenheimer financial advisors in comparable circumstances.
      As disclosed under “Security Ownership of Certain Beneficial Owners and Management”, Olga Roberts, the mother of E.K. Roberts, a director of the Corporation and President and Treasurer of the Company, owns 324,955 Class A Shares and 44,309 Class B Shares, representing 2.6% of the outstanding Class A Shares and 44.4% of the outstanding Class B Shares.

PRINCIPAL ACCOUNTING FEES AND SERVICES
      The following information is provided in accordance with the requirements of Item 9(e) of Schedule 14A of the Exchange Act, “Principal Accounting Fees and Services”.
      PricewaterhouseCoopers LLP has served as the auditors of the Corporation since 1993. PricewaterhouseCoopers LLP has advised the Corporation that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in the Corporation or any of its affiliates other than as accountants.
      The fees billed to the Corporation and its subsidiaries by PricewaterhouseCoopers LLP during the years 2005 and 2004 were as follows:

	Year ended December 31,

	2005	2004

Audit fees	$975,000	$1,075,000
Audit-related fees	62,500	50,000
Tax fees	nil	nil
All other fees	nil	nil
	$1,037,500	$1,125,000
      The audit fees include the fees for the audit of the Corporation’s annual consolidated financial statements for the year 2005 and the review of the quarterly financial statements included in the Forms 10-Q filed by the Corporation during the year and the interim reports to shareholders sent to shareholders during the year. Other audit-related fees include fees for audits of the Corporation’s employee benefit plans. During 2005 and 2004, the Corporation retained Ernst & Young LLP to provide tax related services to the Corporation.
      The Audit Committee has the sole authority and responsibility to nominate independent auditors for appointment by shareholders, and to recommend to shareholders that independent auditors be removed. The Audit Committee has nominated PricewaterhouseCoopers LLP for appointment as the Corporation’s auditors by the shareholders at the Meeting.
      The Audit Committee recommends and the Board approves all audit engagement fees and terms as well as approves all non-audit engagements and engagement fees provided by independent auditors. The process begins prior to the commencement of the audit. The fees described above were 100% pre-approved.
      The appointment of PricewaterhouseCoopers LP as independent auditors requires the affirmative vote of a simple majority of the Class B Shares voted at the Meeting.
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
      The Class A Shares are listed on the Toronto Stock Exchange and the New York Stock Exchange (the “NYSE”). Accordingly, the Corporation is subject to the corporate governance and disclosure requirements of the Canadian securities administrators (the “CSA”), the NYSE Corporate Governance Rules (the “NYSE Rules”) and the United States Sarbanes-Oxley Act of 2002 (“SOX”). Attached as Schedule A are a description of the Corporation’s governance practices as required by the CSA and checklists describing the Corporation’s alignment with the NYSE Rules, the governance provisions of SOX and descriptions of the Committees of the Board of Directors. The Company’s Statement of Corporate Governance Practices, Code of Conduct and Committee Charters, as well as its Code of Ethics and Whistleblower Policy are posted on the Company’s website at www.opco.com. These documents can also be requested by writing to the Company at its head office or by making an email request to investorrelations@opy.ca.
REPORT OF THE AUDIT COMMITTEE
      As required by the Corporation’s Audit Committee charter, the Audit Committee reports as follows.
      The Audit Committee of the Board oversees the Corporation’s financial reporting process on behalf of the Board. It meets with management, the internal audit group and the Corporation’s auditors regularly and reports the results of its activities to the Board. In this connection, the Audit Committee has done with respect to fiscal 2005 the following:

•	Reviewed and discussed with the Corporation’s management and PricewaterhouseCoopers LLP, the Corporation’s unaudited quarterly reports on Form 10-Q and quarterly reports to shareholders for the first three quarters of the year;

•	Reviewed and discussed the Corporation’s audited financial statements and report on Form 10-K for the fiscal year ended December 31, 2005 with the Corporation’s management and PricewaterhouseCoopers LLP;

•	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (American Institute of Certified Public Accountants Codification of Statements on Auditing Standards), as amended;

•	Received written disclosure regarding independence from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and discussed with PricewaterhouseCoopers LLP its independence; and

•	Discussed with management, the internal audit group and Grant Thornton LLP (who were retained by the Corporation to assist management) and with PricewaterhouseCoopers LLP the documentation and testing of the Corporation’s internal accounting controls in accordance with the requirements of section 404 of the Sarbanes-Oxley Act of 2002.

•	Reviewed and discussed with management and PricewaterhouseCoopers LLP the accounting for leases and the restatements of the Corporation’s financial statements for the year ended December 31, 2004 and the quarters ended March 31, June 30 and September 30, 2004.
      Based on the foregoing, the Audit Committee recommended to the Board that the Corporation’s audited financial statements prepared in accordance with US GAAP be included in the Corporation’s Annual Report on Form 10-K and Annual Report to Shareholders for the year ended December 31, 2005.
          Members of the Audit Committee

Burton Winberg — Chairman
John L. Bitove
Kenneth W. McArthur — Financial Expert
      During 2005, nine meetings of the Audit Committee were held. All of the members of the Audit Committee attended such meetings except for two meetings which were attended by two of the members of the Audit Committee.
INCORPORATION BY REFERENCE
      The Corporation’s consolidated financial statements including its consolidated balance sheets for the years ended December 31, 2005 and December 31, 2004, its consolidated statements of operations, changes in shareholders equity and cash flows for the years ended December 31, 2005, 2004 and 2003 and the notes thereto contained in the Corporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2005, a copy of which is being contemporaneously distributed with this Circular, are incorporated by reference into this Circular. Any statement contained in a document which is incorporated, or deemed to be incorporated, by reference into this Circular, shall be considered modified or superseded for purposes of this Circular to the extent that a statement contained in this Circular or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.
SHAREHOLDER PROPOSALS
      The Canada Business Corporations Act (the “CBCA”), which governs the Corporation provides that a shareholder entitled to vote at a meeting of shareholders may, in accordance with the provisions of the CBCA submit a notice of a proposal to the Corporation that the shareholder wishes to be considered by the shareholders entitled to vote at a meeting of shareholders. In order for any shareholder proposal, for the next meeting of shareholders of the Corporation following the May 15, 2006 Meeting, or any adjournment thereof, to be included in the Circular for such meeting, the proposal must comply with the provisions of the CBCA and be submitted to the Corporation at its registered office at 20 Eglinton Avenue West, Suite 1110, Toronto, Ontario M4R 1K8 (Attention: Secretary) prior to February 15, 2007 in the case of the Corporation’s 2007 annual meeting of shareholders or at least 60 days prior to any special meeting of shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD
      Holders of Class A and Class B Shares may communicate with the Board, including to request copies of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, including its financial statements and MD&A, by e-mail to investorrelations@opy.ca (Attention: Board of Directors) or by mail to:

Oppenheimer Holdings Inc.
Board of Directors
c/o The President
20 Eglinton Avenue West
Suite 1110, P.O. Box 2015
Toronto, Ontario
M4R 1K8
      All such correspondence will be forwarded to the Lead Director or to any individual Director or Directors to whom the communication is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Corporation or its business or is similarly inappropriate. The President of the Corporation has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.
      Additional information relating to the Corporation is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.
DIRECTORS’ APPROVAL
      The contents of and sending of this Circular have been approved by the Board of Directors of the Corporation.
DATED AS OF this 15th day of March, 2006.
(signed) A.W. Oughtred
Secretary

SCHEDULE A
STATEMENT OF CORPORATE GOVERNANCE PRACTICES/ CSA REQUIREMENTS
Mandate and Duties of the Board of Directors
      The fundamental responsibility of the Board is to supervise the management of the business of the Corporation with a view to maximizing shareholder value and ensuring corporate conduct in a legal and ethical manner through a system of corporate governance and internal controls appropriate to the Corporation’s business. Given the nature of the Corporation’s business and the size and composition of the Board, the Board has determined that there is no current need to develop a specific mandate for the Board, the chief executive officer or the chairs of the Board committees. The Board has adopted a statement of Corporate Governance Guidelines to which it adheres.
      In fulfilling its mandate, the Board’s responsibilities include:

•	the establishment and maintenance of an appropriate system of corporate governance, including practices to ensure that the Board functions effectively and independently of management;

•	monitoring and overseeing the Corporation’s strategic planning;

•	monitoring the performance of the Corporation’s business, identifying and evaluating opportunities and risks and controlling risk;

•	overseeing monitoring systems for internal controls, audit and information management systems;

•	assessing and monitoring the performance of senior management and overseeing succession planning;

•	remuneration of executive officers and senior management and reviewing the general compensation policy of the Corporation;

•	reviewing and approving the Corporation’s financial statements and overseeing the Corporation’s compliance with applicable audit, accounting and financial reporting requirements; and

•	overseeing corporate communications to all stakeholders.
Independence of the Board of Directors
      Four of the Corporation’s seven directors are independent as required by the CSA Guidelines for Corporate Governance and by the New York Stock Exchange Corporate Governance Rules. To be considered independent under these rules, the Board must determine that a Director has no direct or indirect material relationship with the Corporation. The board has determined that Messrs. Bitove, Crystal, McArthur and Winberg are independent directors and that Mr. Lowenthal, the Chairman of the Board and chief executive officer of the Corporation, Ms. Roberts, the President and Treasurer of the Corporation and Mr. Oughtred, the Secretary of the Corporation, are not independent.
      At each regular meeting of the Board, the independent directors are afforded an opportunity to meet in the absence of management. As well, at meetings of the Audit Committee, the members of the Committee are afforded the opportunity to meeting with the auditors in the absence of management.
      The independent Directors and the Directors that are not independent, understand the need for directors to be independent minded and to assess and question management initiatives and recommendations from an independent perspective. The Board has a Lead Director, Mr. K. W. McArthur, an independent director who, among other things, chairs sessions of the independent directors in the absence of management.
Orientation and Continuing Education
      The Nominating/ Corporate Governance Committee of the Board, as required by its Charter, is responsible for the orientation of new directors as to the business of the Corporation, the role of the board and the Board committees.
      The Board encourages the Directors to maintain the skill and knowledge necessary to meet their obligations as Directors. This includes attendance at continuing education sessions and providing written materials on governance and related matters. Mr. A. W. Oughtred attended the Institute of Corporate Directors (Canada)

Corporate Governance College Programme and is certified as an Institute of Corporate Directors Director (ICD.D).
Nomination of Directors
      The Board currently consists of seven Directors. The Board has determined that this is an appropriate size for the Board
      The Board has a Nominating/ Corporate Governance Committee each of the members of which are independent. The duties of this Committee which include the recruitment of directors and the nomination of individuals for Board positions are set out below.
Board Compensation
      The Board has a Compensation and Stock Option Committee the duties of which (described below) include making recommendations as to directors’ compensation. The Directors other than Mr. Lowenthal and Ms. Roberts are entitled to the automatic grant of stock options on a periodic basis under the Corporation’s 1996 Equity Incentive Plan.
      In addition to the Committees referred to above, the Board has an Audit Committee composed of three independent directors the duties of which are described below.
Director, Committee Assessments
      The Board does not currently have a formal director assessment process. The Board’s Lead Director is responsible for assessing the performance and contribution of individual Board members and, if necessary, to address issues arising from such assessments with members of the Board.
      The Board does formally assess the Audit Committee on an annual basis.

NEW YORK STOCK EXCHANGE AND SARBANES-OXLEY GOVERNANCE REQUIREMENTS
      Set out below are (i) checklists summarizing the corporate governance requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002, the Corporation’s alignment with such requirements and a description of how the Corporation’s corporate governance policies align with such requirements and (ii) descriptions of the Corporation’s Board Committees.

Does the
NYSE Corporate	Corporation	OPPENHEIMER HOLDINGS INC.
Governance	Align?	GOVERNANCE PROCEDURES

The Board must affirmatively determine each director’s independence and disclose those determinations.	✓	• The Board has not adopted formal categorical standards to assist in determining independence.

•   The Board has considered the relationship of each non-management/officer director and has made a determination that the four non-management/
officer directors of the Corporation are independent.
• Of the four non-management/officer Directors, the Board has determined that the only Director that has a relationship with the Corporation (other than as a Director) is Mr. Crystal. The Board has determined that although Mr. Crystal is a partner in the firm of Brown Raysman Millstein Felder & Steiner LLP, which firm provides legal services to the Corporation, in view of the professional ethical standards which govern his conduct, the fact that less than one percent of the annual revenues of his firm are derived from the Corporation and that Mr. Crystal receives no direct compensation from the Corporation other than his Director’s compensation, his relationship with the Corporation is not material for the purposes of determining that Mr. Crystal is an independent director.

A majority of the directors must be independent.	✓	• A majority of the directors are independent.

• Assuming the slate of directors nominated for election at the Corporation’s 2006 shareholders meeting are elected, four of the seven directors will be independent.

Non-management directors must meet at regularly scheduled executive sessions without management.	✓	• At each regular Board and Audit Committee meeting, the independent members of the Board and the members of the Audit Committee are afforded the opportunity to meet in the absence of management.

There must be a nominating/corporate governance committee composed entirely of independent directors.	✓	• The Corporation has a Nominating/ Corporate Governance Committee composed of independent Directors.

Does the
NYSE Corporate	Corporation	OPPENHEIMER HOLDINGS INC.
Governance	Align?	GOVERNANCE PROCEDURES

The nominating/ corporate governance committee must have a written charter that addresses: (i) the committee’s purpose and responsibilities; and (ii) an annual performance evaluation.	✓	• The Corporation has a Nominating/ Governance Charter which addresses (i) the Committee’s purpose and responsibilities and (ii) annual performance evaluation of the Board members and effectiveness of the Board Committees.

There must be a compensation committee composed entirely of independent directors.	✓	• The Corporation has a Compensation and Stock Option Committee composed entirely of independent directors.

The compensation committee must have a written charter that addresses: (i) the committee’s purpose and responsibilities; and (ii) an annual performance evaluation.	✓	• The Corporation’s Compensation and Stock Option Committee Charter addresses the Committee’s purpose and responsibilities.

The audit committee must have a minimum of three members all of whom must be independent.	✓	• The Corporation has an Audit Committee of three members, all of whom are independent.

The audit committee must have a written charter that addresses: (i) the committee’s purpose and responsibilities; and (ii) an annual performance evaluation.	✓	• The Corporation has an Audit Committee Charter which addresses the Committee’s purpose and responsibilities and provides for an annual performance evaluation of the Committee.

The Corporation must have an internal audit function.	✓	• The Corporation’s principal operating subsidiary has an Internal Audit Department.

The Corporation must adopt and disclose corporate governance guidelines.	✓	• The Corporation has Board of Directors Corporate Governance Guidelines which are summarized in the Corporation’s annual Management Information Circular dated March 15, 2006.

The Corporation must adopt and disclose a code of business conduct and ethics. The Corporation must disclose any waiver of the Code of Conduct for directors and officers.	✓	• The Corporation has a Code of Conduct and Business Ethics for Directors, Officers and Employees which is posted on the Corporation’s website and available in hard copy from the Corporation’s head office. No waivers were granted in 2005 or to date in 2006 under the Code for Directors and Officers.

Does the
Sarbanes-Oxley Act and	Corporation	OPPENHEIMER HOLDINGS INC.
Related United States Requirements	Align?	GOVERNANCE PROCEDURES

The CEO and CFO must certify, among other things, that the financial statements contained in the Corporation’s annual and quarterly reports filed with the SEC fairly present the financial condition and results of operations of the Corporation.	✓	• The Corporation prepares and files annually and quarterly for the first three quarters of the year the required CEO and CFO certificates.

The CEO and CFO must certify, among other things, that the Corporation’s annual and quarterly reports filed with the SEC: (i) does not contain an untrue statement of material fact; and (ii) that the financial information in its annual filing fairly presents the financial condition of the Corporation.	✓	• The Corporation prepares and files annually and quarterly for the first three quarters of the year the required CEO and CFO certificates which include certification that the Corporation’s annual report (i) does not contain an untrue statement of material fact and (ii) that the financial information filed fairly presents the financial condition of the Corporation.

The Corporation must disclose the CEO’s and CFO’s (i) conclusions on the effectiveness of the Corporation’s disclosure controls and procedures; and (ii) any changes to internal controls which might have a material impact on internal controls.	✓	• The CEO and CFO certificates filed with the SEC include certification that the CEO and CFO are satisfied with the Corporation’s disclosure controls and procedures.

•   After the issue of the Corporation’s financial statements for the year ended December 31, 2004, the Corporation discovered errors in its accounting for certain leases. The Corporation corrected its internal controls with respect to these matters and restated its consolidated financial statements for the year ended December 31, 2004 and its quarterly financial statements for the quarters ended March 31, June 30 and September 30, 2004.

• In 2005, there were no other changes to internal controls that might have a material impact on internal controls.

The Corporation must have disclosure controls and procedures to ensure that all material information flows to those persons responsible for the Corporation’s public disclosures.	✓	• The Corporation has internal disclosure controls and procedures that ensure that all material information flows to the CEO and CFO and others responsible for the Corporation’s public disclosures.

The Corporation must have a written code of ethics and conduct applicable to senior financial officers and the CEO, and must disclose any waivers of the code.	✓	• The Corporation has a Code of Conduct and Business Ethics for Directors, Officers and Employees. • In 2005 no waiver of the Code was granted for officers.

Does the
Sarbanes-Oxley Act	Corporation	OPPENHEIMER HOLDINGS INC.
and Related United States Requirements	Align?	GOVERNANCE PROCEDURES

The Corporation must disclose the identity of the financial expert on the Audit Committee.	✓	• All of the members of the audit committee are financially literate.

• The Board has determined that Mr. Kenneth W. McArthur is an audit committee financial expert. Mr. McArthur is a member of the Institute of Chartered Accountants of British Columbia.

The Audit Committee must establish policies and procedures for pre-approval of audit and permitted non-audit services.	✓	• In accordance with the Corporation’s Audit Committee Charter, the Audit Committee pre- approves the audit, audit related and non-audit services provided by the Corporation’s auditors and fee estimates for such services.

The Corporation must have in place procedures for the treatment of complaints regarding, and for the submission by employees of complaints relating to, accounting and auditing matters.	✓	• The Corporation’s Code of Conduct and Business Ethics for Directors, Officers and Employees provides for the reporting of complaints relating to accounting and auditing matters and protection of any employee reporting such behaviour.

The Corporation must have a process in place to protect employees who have provided information or assisted in an investigation of securities fraud or related crimes.	✓	• See immediately preceding paragraph.

BOARD COMMITTEES
Board Committees
      The Board has an Audit Committee, a Compensation and Stock Option Committee and a Nominating/ Corporate Governance Committee.
      The following is a brief summary of the responsibilities of these Committees,

Audit Committee (Messrs. Bitove, McArthur and Winberg (Chair))
      The Board has adopted a written charter for the Audit Committee, a copy of which is attached to the Management Information Circular of the Corporation dated March 25, 2004 as Schedule D. The Audit Committee:

•	reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board;

•	reviews the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board;

•	evaluates the external auditors’ performance for the preceding fiscal year; reviews their fees and makes recommendations to the Board;

•	reviews internal financial control policies, procedures and risk management and reports to the Board;

•	meets with the external auditors quarterly to review quarterly and annual financial statements and reports and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board and the shareholders;

•	reviews internal audit activities, meets regularly with internal audit personnel and reports to the Board;

•	reviews accounting principles and practices;

•	reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board;

•	reviews related party transactions;

•	reviews and approves changes or waivers to the Corporation’s Code of Ethics for Senior Executive, Financial and Accounting Officers; and

•	annually reviews the Audit Committee Charter and recommends and make changes thereto as required.
      (see also “Report of The Audit Committee”)

Compensation and Stock Option Committee (Messrs. Bitove and Winberg (Chair))
      The Board has adopted a Compensation and Stock Option Committee Charter. The Compensation and Stock Option Committee:

•	makes recommendations to the Board with respect to compensation policy for the Corporation and its subsidiaries;

•	makes recommendations to the Board with respect to salary, bonus and benefits paid and provided to senior management of the Corporation;

•	in accordance with the provisions of the Corporation’s 1996 Equity Incentive Plan, authorizes grants of stock options and recommends modifications to the Plan;

•	grants certain compensation awards to senior management of the Corporation based on criteria linked to the performance of the individual and/or the Corporation;

•	administers the Performance-Based Compensation Agreement between the Corporation and Mr. A.G. Lowenthal;

•	certifies compliance with the criteria performance-based awards or grants; and

•	administers and makes awards under the Corporation’s Stock Appreciation Rights Plan.
      (see also “Report of the Compensation and Stock Option Committee”)

Nominating/ Corporate Governance Committee (Messrs. Bitove, McArthur (Chair), Winberg and Crystal)
      The Board has adopted a Nominating/ Corporate Governance Committee Charter.
      The Nominating/ Corporate Governance Committee:

•	makes recommendations to the Board with respect to corporate governance;

•	when necessary, oversees the recruitment of new Directors for the Corporation;

•	recommends nominees for election or appointment to the Board;

•	maintains an orientation program for new directors and oversees the continuing education needs of Directors;

•	evaluates Director performance;

•	reviews and makes recommendations with respect to the Corporation’s Corporate Governance Guidelines;

•	reviews and approves governance reports for publication in the Corporation’s Management Information Circular and Annual Report on Form 10-K.

Oppenheimer Holdings Inc. Suite 1110, P.O. Box 2015
20 Eglinton Avenue West Toronto ON Canada M4R1K8

OPPENHEIMER HOLDINGS INC.
Class B Voting Shares
Proxy, Solicited by Management, for the
Annual Meeting of Shareholders,
May 15, 2006
The undersigned holder of Class B voting shares of Oppenheimer Holdings Inc. hereby appoints Mr. A.G. Lowenthal or, failing him, Ms. E.K. Roberts or instead of either of them
________________________________________________________________________________
as nominee, with full power of substitution, to attend, vote and otherwise act for the undersigned at the Annual Meeting of Shareholders to be held on May 15, 2006 and at any adjournment thereof to the same extent and with the same power as if the undersigned were personally present at the said meeting or adjournment or adjournments thereof and hereby revokes any proxy previously given; provided that the undersigned shareholder specifies and directs the persons above named that the Class B voting shares registered in the name of the undersigned shall be:

1.	VOTED ☐ WITHHELD FROM VOTING ☐
(or if no specification is made, VOTED FOR) for the election of directors. (Listed as item #2 on the Notice of Meeting).

2.	VOTED ☐ WITHHELD FROM VOTING ☐
(or if no specification is made, VOTED FOR) for the appointment of PricewaterhouseCoopers LLP as auditors and authorizing the directors to fix the remuneration of the auditors. (Listed as item #3 on the Notice of Meeting).
DATED                                     , 2006.

_____________________________________________ Signature of Shareholder

A shareholder has the right to appoint a person, who need not be a shareholder, to represent him at the meeting other than the persons designated herein. To exercise this right a shareholder may insert the name of the desired person in the blank space provided herein or may submit another form of proxy.

If any amendments or variations to matters identified in the notice of the meeting are proposed at the meeting or if any other matters properly come before the meeting, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the meeting.

NOTES:

1.	Please date and sign the form of proxy exactly as your name appears on this form of proxy. If a shareholder is a corporation the form of proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

2.	Your name and address are recorded on this form of proxy, please report any change.